The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the

correct answer is as follows (in 000's):"

A-Class

Janus Henderson Emerging Markets Fund $84

Janus Henderson European Focus Fund $9,900

Janus Henderson Global Equity Income Fund $51,529

Janus Henderson International Opportunities Fund $9,980

Janus Henderson International Small Cap Fund $0

Janus Henderson US Growth Opportunities Fund $0

C-Class

Janus Henderson Emerging Markets Fund $10

Janus Henderson European Focus Fund $3,893

Janus Henderson Global Equity Income Fund $59,135

Janus Henderson International Opportunities Fund $3,939

Janus Henderson International Small Cap Fund $0

Janus Henderson US Growth Opportunities Fund $0

D-Class

Janus Henderson Emerging Markets Fund $0

Janus Henderson European Focus Fund $0

Janus Henderson Global Equity Income Fund $20

Janus Henderson International Opportunities Fund $0

Janus Henderson International Small Cap Fund $0

Janus Henderson US Growth Opportunities Fund $0

I-Class

Janus Henderson Emerging Markets Fund $467

Janus Henderson European Focus Fund $41,519

Janus Henderson Global Equity Income Fund $166,387

Janus Henderson International Opportunities Fund $52,962

Janus Henderson International Small Cap Fund $0

Janus Henderson US Growth Opportunities Fund $0

IF-Class

Janus Henderson International Opportunities Fund $8,593

N-Class

Janus Henderson Emerging Markets Fund $19

Janus Henderson European Focus Fund $41

Janus Henderson Global Equity Income Fund $207

Janus Henderson International Opportunities Fund $12

Janus Henderson International Small Cap Fund $0

Janus Henderson US Growth Opportunities Fund $0

R-Class

Janus Henderson International Opportunities Fund $312

S-Class

Janus Henderson Emerging Markets Fund $0

Janus Henderson European Focus Fund $0

Janus Henderson Global Equity Income Fund $1

Janus Henderson International Opportunities Fund $0

Janus Henderson International Small Cap Fund $0

Janus Henderson US Growth Opportunities Fund $0

T-Class

Janus Henderson Emerging Markets Fund $0

Janus Henderson European Focus Fund $0

Janus Henderson Global Equity Income Fund $134

Janus Henderson International Opportunities Fund $0

Janus Henderson International Small Cap Fund $0

Janus Henderson US Growth Opportunities Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 73A correctly, the correct answer is as follows:"

A-Class

Janus Henderson Emerging Markets Fund $0.0618

Janus Henderson European Focus Fund $0.7866

Janus Henderson Global Equity Income Fund $0.4819

Janus Henderson International Opportunities Fund $0.3887

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson US Growth Opportunities Fund $0.0000

C-Class

Janus Henderson Emerging Markets Fund $0.0146

Janus Henderson European Focus Fund $0.5146

Janus Henderson Global Equity Income Fund $0.4287

Janus Henderson International Opportunities Fund $0.2082

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson US Growth Opportunities Fund $0.0000

D-Class

Janus Henderson Emerging Markets Fund $0.0000

Janus Henderson European Focus Fund $0.0000

Janus Henderson Global Equity Income Fund $0.1903

Janus Henderson International Opportunities Fund $0.0000

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson US Growth Opportunities Fund $0.0000

I-Class

Janus Henderson Emerging Markets Fund $0.0746

Janus Henderson European Focus Fund $0.9569

Janus Henderson Global Equity Income Fund $0.5013

Janus Henderson International Opportunities Fund $0.4831

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson US Growth Opportunities Fund $0.0000

N-Class

Janus Henderson Emerging Markets Fund $0.0764

Janus Henderson European Focus Fund $0.9722

Janus Henderson Global Equity Income Fund $0.5056

Janus Henderson International Opportunities Fund $0.4889

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson US Growth Opportunities Fund $0.0000

R-Class

Janus Henderson International Opportunities Fund $0.3758

S-Class

Janus Henderson Emerging Markets Fund $0.0000

Janus Henderson European Focus Fund $0.0000

Janus Henderson Global Equity Income Fund $0.1889

Janus Henderson International Opportunities Fund $0.0000

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson US Growth Opportunities Fund $0.0000

T-Class

Janus Henderson Emerging Markets Fund $0.0000

Janus Henderson European Focus Fund $0.0000

Janus Henderson Global Equity Income Fund $0.1907

Janus Henderson International Opportunities Fund $0.0000

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson US Growth Opportunities Fund $0.0000

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class

Janus Henderson Emerging Markets Fund: 1,484

Janus Henderson European Focus Fund: 8,024

Janus Henderson Global Equity Income Fund: 110,630

Janus Henderson International Opportunities Fund: 21,914

Janus Henderson International Small Cap Fund: 4

Janus Henderson US Growth Opportunities Fund: 171

C-Class

Janus Henderson Emerging Markets Fund: 868

Janus Henderson European Focus Fund: 5,883

Janus Henderson Global Equity Income Fund: 135,479

Janus Henderson International Opportunities Fund: 16,138

Janus Henderson International Small Cap Fund: 4

Janus Henderson US Growth Opportunities Fund: 16

D-Class

Janus Henderson Emerging Markets Fund: 1,614

Janus Henderson European Focus Fund: 76

Janus Henderson Global Equity Income Fund: 250

Janus Henderson International Opportunities Fund: 59

Janus Henderson International Small Cap Fund: 21

Janus Henderson US Growth Opportunities Fund: 444

I-Class

Janus Henderson Emerging Markets Fund: 10,503

Janus Henderson European Focus Fund: 37,419

Janus Henderson Global Equity Income Fund: 367,503

Janus Henderson International Opportunities Fund: 125,426

Janus Henderson International Small Cap Fund: 4

Janus Henderson US Growth Opportunities Fund: 2

N-Class

Janus Henderson Emerging Markets Fund: 3,985

Janus Henderson European Focus Fund: 6

Janus Henderson Global Equity Income Fund: 533

Janus Henderson International Opportunities Fund: 346

Janus Henderson International Small Cap Fund: 504

Janus Henderson US Growth Opportunities Fund: 4

R-Class

Janus Henderson International Opportunities Fund: 812

S-Class

Janus Henderson Emerging Markets Fund: 30

Janus Henderson European Focus Fund: 1

Janus Henderson Global Equity Income Fund: 6

Janus Henderson International Opportunities Fund: 2

Janus Henderson International Small Cap Fund: 4

Janus Henderson US Growth Opportunities Fund: 4

T-Class

Janus Henderson Emerging Markets Fund: 745

Janus Henderson European Focus Fund: 29

Janus Henderson Global Equity Income Fund: 1,109

Janus Henderson International Opportunities Fund: 326

Janus Henderson International Small Cap Fund: 5

Janus Henderson US Growth Opportunities Fund: 4

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for

"responding to Item 74V correctly, the correct answer is as follows:"

A-Class

Janus Henderson Emerging Markets Fund $10.19

Janus Henderson European Focus Fund $34.22

Janus Henderson Global Equity Income Fund $7.78

Janus Henderson International Opportunities Fund $29.08

Janus Henderson International Small Cap Fund $12.73

Janus Henderson US Growth Opportunities Fund $12.22

C-Class

Janus Henderson Emerging Markets Fund $9.83

Janus Henderson European Focus Fund $31.98

Janus Henderson Global Equity Income Fund $7.73

Janus Henderson International Opportunities Fund $27.11

Janus Henderson International Small Cap Fund $12.71

Janus Henderson US Growth Opportunities Fund $11.98

D-Class

Janus Henderson Emerging Markets Fund $10.24

Janus Henderson European Focus Fund $34.21

Janus Henderson Global Equity Income Fund $7.78

Janus Henderson International Opportunities Fund $29.08

Janus Henderson International Small Cap Fund $12.73

Janus Henderson US Growth Opportunities Fund $12.30

I-Class

Janus Henderson Emerging Markets Fund $10.24

Janus Henderson European Focus Fund $34.13

Janus Henderson Global Equity Income Fund $7.80

Janus Henderson International Opportunities Fund $29.04

Janus Henderson International Small Cap Fund $12.73

Janus Henderson US Growth Opportunities Fund $12.29

N-Class

Janus Henderson Emerging Markets Fund $10.24

Janus Henderson European Focus Fund $34.10

Janus Henderson Global Equity Income Fund $7.80

Janus Henderson International Opportunities Fund $29.03

Janus Henderson International Small Cap Fund $12.73

Janus Henderson US Growth Opportunities Fund $12.26

R-Class

Janus Henderson International Opportunities Fund $28.41

S-Class

Janus Henderson Emerging Markets Fund $10.23

Janus Henderson European Focus Fund $34.20

Janus Henderson Global Equity Income Fund $7.77

Janus Henderson International Opportunities Fund $29.06

Janus Henderson International Small Cap Fund $12.73

Janus Henderson US Growth Opportunities Fund $12.29

T-Class

Janus Henderson Emerging Markets Fund $10.24

Janus Henderson European Focus Fund $34.22

Janus Henderson Global Equity Income Fund $7.77

Janus Henderson International Opportunities Fund $29.07

Janus Henderson International Small Cap Fund $12.73

Janus Henderson US Growth Opportunities Fund $12.29